Exhibit 99.1

Sugarmade Announces Closing of Acquisition of New Property to Serve as Second Licensed LA

Nug Avenue Delivery Hub

NEW YORK, August 17, 2021, (GLOBE NEWSWIRE) — via NetworkWire – Sugarmade, Inc. (OTCMKTS:SGMD) (“Sugarmade”, “SGMD”, or the “Company”), an emerging leader in the vertically integrated cannabis marketplace based in California, is excited to announce the closing of the Company’s acquisition of a property in Los Angeles that will serve as a new distribution/delivery hub for its Nug Avenue cannabis delivery segment.

This follows the Company’s recent announcement that it has signed a Memorandum of Understanding to obtain three non-storefront California Cannabis licenses from the Los Angeles Department of Cannabis Regulation, along with corresponding licenses from the California Bureau of Cannabis Control, which collectively will provide the licensing foundation for the opening of three (3) new cannabis related commercial operations in California.

The Company plans to assign one of these licenses, once obtained, to this newly acquired property, designated as a licensed cannabis delivery business under its Nug Avenue brand.

“We are very excited to announce the location of our new Nug Avenue delivery hub , which is in a prime position to serve the downtown LA area,” commented Jimmy Chan, CEO of Sugarmade. “Our initial Nug Avenue location has been open for nearly 6 months and has established a strong brand with tremendous growth in membership – already exceeding 10,000 members and growing fast. Our remaining licenses can be applied to both expansion and verticalization of Nug Avenue operations as we continue to build a top-tier farm-to-door leader in the California cannabis marketplace.”

About Sugarmade, Inc.

Sugarmade, Inc. (OTCMKTS:SGMD) is a product and branding marketing company investing in operations and technologies with disruptive potential. Our Brand portfolio includes CarryOutsupplies.com, SugarRush™, NUG Avenue, Lemon Glow and Budcars.

For more information, please visit www.Sugarmade.com.

FORWARD-LOOKING STATEMENTS: This release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.

Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others, such as but not limited to; economic conditions, changes in the laws or regulations, demand for products and services of the company, the effects of competition, uncontrollable forces of nature and other factors that could cause actual results to differ materially from those projected or represented in the forward looking statements.

Any forward-looking information provided in this release should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this report.

Corporate Contact:

Jimmy Chan

+1-(888)-982-1628

info@Sugarmade.com

Investor Relations Contact:

EDM Media, LLC

https://edm.media

Corporate Communications:

InvestorBrandNetwork (IBN)

Los Angeles, California

www.InvestorBrandNetwork.com

310.299.1717 Office

Editor@InvestorBrandNetwork.com